EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the Quarterly Report of Javo Beverage Company, Inc., a Delaware corporation (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Cody C. Ashwell, Chief Executive Officer of the Company, hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350), that to my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: August 13, 2004                  /s/ CODY C. ASHWELL
                                        ----------------------------------------
                                        Cody C. Ashwell, Chief Executive Officer



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the Quarterly Report of Javo Beverage Company, Inc., a Delaware corporation (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Richard A. Gartrell, Chief Financial Officer of the Company, hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: August 13, 2004               /s/   RICHARD A. GARTRELL
                                    --------------------------------------------
                                    Richard A. Gartrell, Chief Financial Officer

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